Accounts and Other Receivable, Net	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Accounts and Other Receivable, Net	Accounts and Other Receivable, Net

	December 31, 2020	December 31, 2019	January 1, 2019
	$	$	$
Current
Accounts receivable - trade	162,848	170,357	135,527
Accounts receivable - non-trade (1)	40,104	21,000	—
Other non-trade receivable	19,677	13,468	8,183
Total current	222,629	204,825	143,710
Non-current
Accounts receivable - non-trade (1)	—	17,276	36,536
Total non-current	—	17,276	36,536
(1)Accounts receivable - non-trade relates to a settlement agreement with respect to various disputes relating to previously-terminated charter contracts for the HiLoad DP unit and the Arendal Spirit UMS payable in two separate installments, one of which was due to the Partnership by the end of 2020 and the other by the end of 2021.